Rule 497(k)
File No. 333-283221

REX ETF TRUST

SUMMARY PROSPECTUS

REX Defensive Autocallable Income ETF (DACL)

September 25, 2026

The fund set forth above (the “Fund”) is a series of REX ETF Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE” or the “Exchange”).

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.rexshares.com/dacl. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to info@rexfin.com. The Fund’s prospectus dated September 25, 2026, and statement of additional information dated August 10, 2026, are all incorporated by reference into this Summary Prospectus.

REX Defensive Autocallable Income ETF

Investment Objective

The Fund seeks to generate monthly income while providing enhanced downside mitigation through exposure to the Bloomberg US Large Cap VolMax Defensive Autocallable Index (the “Autocallable Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.74%
Fee Waiver(2)	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver	0.65%

(1) “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year. The cost of investing in swap agreements and any costs embedded in the Underlying Reference Index are indirect expenses and are not included in the above fees and expenses table or reflected in the expense example. These costs will be, however, reflected in the Fund’s total return and performance information.

(2) REX Advisers, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion of the management fee equal to 0.09% of average daily net assets of the Fund at least through July 31, 2027. The agreement may be terminated by the Trust, on behalf of the Fund, for any reason and at any time and by the Fund’s investment adviser only after July 31, 2027 upon 30 days’ prior notice to the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Fund Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$67	$206

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to generate monthly income while providing enhanced downside mitigation through exposure to the Autocallable Index. The Fund pursues this objective by seeking to track the price and yield performance of the Autocallable Index. The Autocallable Index is designed to reflect the total return performance of a theoretical portfolio of synthetic autocallable yield notes (“Autocallable Contracts”). As discussed below, the enhanced downside protection the Fund seeks to provide is relative to owning a single underlying Autocallable Contract and based on the Autocallable Contract’s buffered downside protection compared to a barrier structure in which the principal is impaired by the full negative performance of the reference index once performance falls below the risk barrier. The Fund's synthetic exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk and diversification across multiple Autocallable Contracts that may help preserve capital over time. REX Advisers, LLC (the “Adviser”) serves as the Fund's investment adviser.

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivative instruments that provide exposure to the Autocallable Index. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

To obtain exposure to the Autocallable Index, the Fund will use financial instruments, including unfunded total return swap agreements. These swap agreements reference the Autocallable Index, which is designed to reflect the total return performance of a theoretical portfolio of synthetic Autocallable Contracts, allowing the Fund to gain comprehensive exposure to these synthetic Autocallable Contracts through a single instrument.

A total return swap is a financial agreement between two parties where one party agrees to make a payment(s) to the other party (i.e., counterparty) based on a fixed or variable interest rate in exchange for a payment(s) based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of a set interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable.

The Fund’s unfunded total return swap agreements will be entered into with one or more major financial institutions for a specified period ranging from one day to more than one year, whereby the Fund and the financial institution will agree to exchange or “swap” the return (or differentials in rates of return) earned or realized on the Autocallable Index. The Fund’s swap agreements are “unfunded” because the Fund does not make an upfront payment to the counterparty. Rather, the Fund and counterparty agree to exchange the total economic return of the Autocallable Index while the Fund provides a separate collateral basket to the counterparty. Unfunded total return swaps allow the Fund to gain economic exposure to the Autocallable Index without owning it directly or committing the full notional amount at the time the swap is entered into. The Fund expects to obtain exposure to the Autocallable Index through these unfunded total return swap agreements with a limited number of counterparties and will likely enter into swap agreements related to the Autocallable Index with a limited number of counterparties for the foreseeable future. The use of swap agreements may have the effect of adding leverage to the Fund’s portfolio. To serve as collateral in connection with the Fund’s swap agreements, the Fund may invest in the following instruments: U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; money market funds; and cash and cash equivalents. The Fund may also utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”).

The Fund’s portfolio will be comprised principally of unfunded total return swap agreements that provide the Fund’s exposure to the Autocallable Index, U.S. Treasury securities (“U.S. Treasuries”) with remaining maturities of one year or less, cash and cash equivalents, and Box Spreads. Additionally, in order to meet its margin requirements on the swap agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments (as described above). A Box Spread is an offsetting set of options, including standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”), that have risk and return characteristics similar to cash equivalents. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The underlying reference asset for the options that make up the Box Spread is expected to be a broad based securities market index or an ETF that tracks such broad based securities market index.

The Fund seeks to generate income and intends to make monthly distributions to investors.  Actual distribution amounts may vary depending on whether the performance of the underlying reference asset of the Autocallable Contracts meet certain predefined levels, as described below, and other factors such as the occurrence of autocall events and the income generated from U.S. Treasuries, cash and cash equivalents, and Box Spreads. The Fund does not guarantee any specific distribution level. Additional information regarding the Fund’s distributions can be found on the Fund’s website at https://www.rexshares.com/dacl.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Autocallable Index

The Autocallable Index is a rules-based index designed to reflect the total return performance of a theoretical portfolio of approximately 252 to 1,260 synthetic Autocallable Contracts. An Autocallable Contract is a structured derivative contract, the income and value of which are tied to a reference asset or index relative to predefined levels. The Autocallable Index utilizes a laddered structure for the Autocallable Contracts, with each commencing at a distinct entry point while having similar predefined terms. The coupon payments and settlement value of the Autocallable Contracts at maturity, and ultimately the Fund’s total return swap, are dependent on the performance of the Bloomberg US Large Cap VolMax 30 Index (the “Underlying Reference Index”). The Underlying Reference Index seeks to deliver amplified equity return through a systematic approach, dynamically adjusting exposures to the Bloomberg 500 Total Return Index (the “Underlying Equity Index”) to target a 30% volatility level. Bloomberg Index Services Limited (“Index Provider”) is the index provider of the Autocallable Index, the Underlying Reference Index, and the Underlying Equity Index.

Autocallable Contracts

Each synthetic Autocallable Contract included in the Autocallable Index generates a monthly coupon (a “Coupon”) on a set observation date (each, an “Observation Date”), provided that the level of the Underlying Reference Index exceeds a certain predefined level (the “Coupon Barrier”). If the level of the Underlying Reference Index is below the Coupon Barrier on the Autocallable Contract’s Observation Date, no Coupon is generated for that Observation Date. The date each Autocallable Contract is added to the Autocallable Index is referred to as its “Strike Date.” Each Autocallable Contract is also subject to a one-year non-callable period from the Strike Date (the “Non-Callable Period”), which ensures that the Autocallable Index has at least one year of exposure to the intended payoff structure, without the risk of early termination. Each Autocallable Contract is assigned an initial notional amount at inception, which functions similarly to the principal amount of a note for purposes of calculating settlement value and coupon payments.

Each Autocallable Contract will be autocalled (i.e., removed from the Autocallable Index) if the level of the Underlying Reference Index is greater than or equal to a certain predetermined barrier (the “Autocallable Barrier”) on an Observation Date that is after the Non-Callable Period. In such case, the Autocallable Contract will generate a Coupon for that Observation Date, all remaining Coupon payments will be cancelled, and the Autocallable Contract will cease to exist. Accordingly, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Observation Date on which the Autocallable Contract is autocalled, if applicable. When an Autocallable Contract is autocalled after the Non-Callable Period, the Autocallable Index is credited with the full initial notional amount of the Autocallable Contract plus the coupon payment for the applicable Observation Date on which the autocall event occurred. A single new Autocallable Contract is added to the Autocallable Index each day the Autocallable Index is calculated, and the proceeds from autocalled or matured Autocallable Contracts are allocated to the newly added Autocallable Contract, subject to a concentration limit that caps the notional weight of any new individual Autocallable Contract at 2.5% of the Autocallable Index.

The Coupon will be generated even when the Underlying Reference Index experiences a certain amount of negative performance, but only down to a certain predetermined level (the “Coupon Barrier”). A Coupon is generated with respect to the Autocallable Contract if, on the Observation Date, the level of the Underlying Reference Index is at or above the Coupon Barrier. Coupon levels are an annualized rate of 3% plus the prevailing Secured Overnight Financing Rate (SOFR) in respect of the Autocallable Contract’s Strike Date, with each generated Coupon at one-twelfth of such amount. If the Underlying Reference Index is below the Coupon Barrier on a given Observation Date, the Coupon for that period is forfeited and is not paid at a later date even if the Underlying Reference Index subsequently rises above the Coupon Barrier.

Each Autocallable Contract also incorporates a protection payoff feature so that negative performance relative to the level of the Underlying Reference Index at the Autocallable Contract’s Strike Date will not produce a negative settlement outcome at maturity, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Risk Buffer”). However, if the value of the Underlying Reference Index declines more than the Risk Buffer at the Autocallable Contract’s maturity, the settlement value of the Autocallable Contract will be reduced equal to the negative performance of the Underlying Reference Index (measured from its initial value to its final value on the maturity date) beyond the Risk Buffer multiplied by a “Gearing Factor”. The Gearing Factor is a multiplier applied to losses in excess of the Risk Buffer at maturity and is designed to implement a linear reduction in settlement value once the Risk Buffer is breached, capped at a full loss of the settlement value (i.e. where the Underlying Reference Index value at maturity relative to the strike date has fallen 100%). For example, if the value of the Underlying Reference Index is 49% of the strike date level, the settlement value will be 98% (51% Underlying Reference Index performance - 50% Risk Buffer = 1% * 200% Gearing Factor = 2% reduction of settlement value). Therefore, if the Underlying Reference Index is at or above the Risk Buffer at the Autocallable Contract’s maturity, the settlement value will not be reduced below the initial notional amount. If the Underlying Reference Index is below the Risk Buffer at the Autocallable Contract’s maturity, the settlement value will be reduced only by the amount of the decline below the Risk Buffer, multiplied by the Gearing Factor. While the application of the Gearing Factor results in a loss that is greater than the percentage decline of the Underlying Reference below the Risk Buffer, the settlement value loss of an individual Autocallable Contract cannot exceed the actual decline of the Underlying Reference Index. The application of the Gearing Factor could, in extreme scenarios, reduce the settlement value of an individual Autocallable Contract to zero, although it cannot be less than zero.

The Autocallable Contracts within the Autocallable Index employ a Risk Buffer structure (as opposed to a barrier structure). Under both a Risk Buffer and a barrier structure, losses are absorbed until they reach a specified threshold, and potential losses are capped at the full value of the individual Autocallable Contract. However, the two structures differ significantly in how losses are calculated once the threshold is breached. Under a Risk Buffer structure, the losses borne by the investor accrue only to the extent the loss exceeds the threshold, and that excess is then multiplied by the Gearing Factor. For example, with a Risk Buffer of 50%, a Gearing Factor of 200%, and a decline in the Underlying Reference Index of 51%, the loss to the investor would be calculated as follows: the decline in excess of the Risk Buffer is 1% (i.e., 51%-50%), multiplied by the Gearing Factor of 200%, resulting in a 2% loss and a settlement value of 98% of the Autocallable Contract’s initial notional value. In contrast, under a barrier structure with a risk barrier of 50% and the same 51% decline in the Underlying Reference Index, once the barrier is breached the investor bears the full decline from inception, resulting in a settlement value of 49% of the Autocallable Contract’s initial notional value (i.e., 100%-51%). The buffer structure therefore provides substantially enhanced downside protection relative to a barrier structure. Additionally, the Autocallable Index references a lower-volatility target relative to what might be used in a non-defensive autocallable strategy and it is less likely to experience the magnitude of decline necessary to breach the Risk Buffer, providing an additional layer of protection against principal loss beyond the buffer itself.

The level of the Underlying Reference Index on the Autocallable Contract’s Strike Date is used to determine the Autocallable Barrier, Coupon Barrier and Risk Buffer, as set forth above.

Therefore, each Autocallable Contract in the Autocallable Index may achieve one or more of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(1)	fixed periodic payments on specified Observation Dates if the level of the Underlying Reference Index is at or above the Coupon Barrier, but below the Autocallable Barrier for the specific Observation Date;

(2)	fluctuations in the value of the Autocallable Contract on any given day, and in turn the Autocallable Index and the Fund, resulting from changes in the level of the Underlying Reference Index; or

(3)	the Autocallable Contract’s return, and in turn the Autocallable Index and the Fund, will be impacted by the negative performance of the Underlying Reference Index if the level of the Underlying Reference Index has declined more than the Risk Buffer at maturity (with losses beyond the Risk Buffer multiplied by the Gearing Factor).

Once an Autocallable Contract has been included in the Autocallable Index, the terms and characteristics for such Autocallable Contract can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable Contract, as such payout depends on the performance of the Underlying Reference Index on the predetermined Observation Dates.

As the Fund is exposed to the Autocallable Contracts through the performance of the Autocallable Index (through the Fund’s total return swap agreements), any negative return of an Autocallable Contract in the Autocallable Index will negatively impact the level of the Autocallable Index and, in turn, the Fund.

See below for a summary of the terms and characteristics of the Autocallable Contracts:

Characteristic	Description	Predefined Term
Coupon	The annualized percentage of the notional amount allocated to an Autocallable Contract at the Observation Dates.	3% + SOFR
U.S. Dollar denomination	Each Autocallable Contract is denominated in U.S. Dollars.	USD
Maturity	The final Observation Date, on which the Autocallable Contract terminates (if not previously called) and the final cash flows are determined.	Five years from the Strike Date.
Non-Callable Period	Each Autocallable Contract is subject to a period before which the Autocallable Contract may not be called.	One year from the Strike Date.
Strike Date	The date the Autocallable Contract is added to the Autocallable Index.
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on predetermined Observation Dates will cause the Autocallable Contract to automatically be called (but not prior to the expiration of the Non-Callable Period).	100% of the value of the Underlying Reference Index at the Strike Date.
Coupon Barrier	The predetermined level with respect to the Underlying Reference Index which will cause the Coupon to be paid if reached or exceeded on predetermined Observation Dates.	60% of the value of the Underlying Reference Index at the Strike Date.
Risk Buffer	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable Contract will not result in a negative settlement value.	50% of the value of the Underlying Reference Index at the Strike Date.
Gearing Factor	The factor by which the negative performance of the Underlying Reference Index beyond the Risk Buffer is multiplied to determine the reduction in settlement value at maturity.	200%
Observation Dates	Predetermined dates on which a Coupon may be generated and the level of the Underlying Reference Index is compared to a particular Autocallable Contract characteristic, such as the Autocallable Barrier or the Coupon Barrier. The Risk Buffer is assessed on the Autocallable Contract’s final predetermined Observation Date.	Monthly, on the calendar day of the Strike Date (or the nearest business day).

The Autocallable Index consists of all Autocallable Contracts that have not matured or been called. A single new Autocallable Contract is added to the Autocallable Index each day the index is calculated and Autocallable Contracts that have matured or been called are not otherwise replaced. As a result, the number of constituents is expected to range from approximately 252 to 1,260. The Index Provider determines the present value of the synthetic Autocallable Contracts. In calculating the value of the Index, the Index Provider considers the reinvestment of cash flows.

The “laddered” structure of the Autocallable Index means that it continuously seeks to maintain notional investment exposure to multiple Autocallable Contracts that have differing expiration dates, call observation dates and different levels of the Underlying Reference Index on its respective Strike Date. The Autocallable Index is maintained through a systematic process, under which no more than one new Autocallable Contract is added each day, and Autocallable Contracts that have been autocalled or have matured are removed. The Autocallable Index does not rebalance existing Autocallable Contracts; however, any coupons received from Autocallable Contracts are reinvested into the index on a pro-rata basis. Such laddered structure allows the Autocallable Index to maintain the staggered time periods to which it is exposed and thereby mitigate certain risks associated with a single underlying Autocallable Contract or a single time period.

The Autocallable Index maintains diversification by applying a concentration limit through an allocation cap, which restricts the notional weight of any new individual synthetic Autocallable Contract to a maximum of 2.5% of the Autocallable Index. The Autocallable Index is calculated daily and is denominated in U.S. Dollars.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the swap counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of the Fund’s swap agreements.

The Underlying Reference Index

The Underlying Reference Index is a rules-based index that seeks to deliver amplified returns, positive or negative, of the Underlying Equity Index through a volatility targeting approach, which is structured to target a specific volatility level (30%) by dynamically adjusting the exposures to the Underlying Equity Index.

Each day, the exposure of the Underlying Reference Index to the performance of the Underlying Equity Index on the following day is set equal to (a) the 30% target volatility divided by (b) the realized volatility of the Underlying Equity Index, subject to a maximum exposure of 375% and a minimum exposure of 100%. For example, if the realized volatility is equal to 20%, the exposure will equal 150% (or 30% / 20%) and if the realized volatility is equal to 30%, the exposure of the Underlying Reference Index to the Underlying Equity Index will equal 100%. The Underlying Reference Index’s exposure will be greater than 100% when the realized volatility of the Underlying Equity Index is less than 30%, and the Underlying Reference Index’s exposure to its Underlying Equity Index will be equal to 100% when the realized volatility of the Underlying Equity Index is greater than or equal to 30%.

The Underlying Reference Index is subject to the following costs which are applied to the daily change in exposure to the Underlying Equity Index, in each case, deducted daily: (1) a notional financing cost (SOFR plus a spread of 0.5% per annum), (2) an annual deduction factor (4% per annum) and (3) a transaction cost (0.01%). The notional financing cost is intended to approximate the cost of maintaining a position in the Underlying Equity Index using borrowed funds. The Underlying Reference Index is an “excess return” index and not a “total return” index because, as part of the calculation of the level of the Underlying Reference Index, the performance of the Underlying Equity Index is reduced by the notional financing cost. The annual deduction factor is intended to approximate the historical dividend yield of the Underlying Equity Index. The transaction cost is intended to approximate the cost of trading and rebalancing activity. The Underlying Reference Index may incur additional transaction costs compared to an identical index that rebalances less frequently.

The notional financing cost (SOFR plus a spread of 0.5% per annum), annual deduction factor (4% per annum) and transaction cost (0.01%) embedded in the Underlying Reference Index reduce index performance by various amounts and create a constant performance drag which may cause the Underlying Reference Index to underperform during low-return environments. These costs will place a significant drag on the performance of the Underlying Reference Index, potentially offsetting positive returns on the Underlying Reference Index’s investment strategy, exacerbating negative returns of its investment strategy and causing the value of the Underlying Reference Index to decline steadily if the return of its investment strategy is relatively flat. The Underlying Reference Index will not appreciate unless the return of its investment strategy is sufficient to offset the negative effects of these costs, and then only to the extent that the return of its investment strategy is greater than the deducted amounts. As a result of these costs, the value of the Underlying Reference Index may decline even if the return of its investment strategy is positive.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Although the Fund generally seeks to achieve its investment objective by tracking the price and yield performance of the Autocallable Index, the Adviser retains limited discretion in management of the Fund, including with respect to swap counterparty selection and collateral management. In exercising this discretion, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. Such judgments may prove to be incorrect. As a result, the Fund’s performance could deviate from the Autocallable Index, and the Fund could underperform other funds with similar investment objectives and/or strategies, or could have negative returns.

AUTHORIZED PARTICIPANTS, MARKET MAKERS, AND LIQUIDITY PROVIDERS LIMITATION RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

AUTOCALLABLE CONTRACTS RISK. Autocallable Contracts differ in various ways from traditional debt securities. Autocallable Contracts do not guarantee a return of principal or any coupon payments thereunder and limit the positive investment return that can be achieved due to the automatic call feature that is triggered when the Underlying Reference Index’s performance meets or exceeds the Autocallable Barrier on a predetermined Observation Date following a one-year Non-Callable Period. A direct investment in an underlying asset could produce higher returns than a corresponding Autocallable Contract. If the automatic call feature is triggered, payment will be made on the coupon for that Observation Date, all remaining coupon payments will be cancelled, and the Autocallable Contract will cease to exist. Accordingly, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Autocallable Barrier after the Observation Date on which the Autocallable Contract is autocalled, if applicable. If the automatic call feature is not triggered and the value of the Underlying Reference Index has declined more than the Risk Buffer at maturity, the Fund will incur a principal loss based on the negative performance of the Underlying Reference Index beyond the Risk Buffer multiplied by the Gearing Factor. Coupon payments are contingent and only paid if the Underlying Reference Index is at or above the Coupon Barrier on the relevant Observation Date. Moreover, because the Autocallable Contracts are linked to the Underlying Reference Index, the Fund is exposed to the market risk of the underlying assets and may not receive any return and may lose a portion or all of its investment in the Autocallable Contracts even if the performance of one or more of the underlying assets has exceeded the initial value of such asset. The Fund may generate significantly less income and returns during periods of market downturns affecting the Underlying Reference Index. Once an Autocallable Contract is included in the Autocallable Index, its terms cannot be changed, and the payout process is determined solely by the performance of the Underlying Reference Index on the predetermined Observation Dates.

COUPON BARRIER RISK. The payment of coupons on an Autocallable Contract depends on the value of the Underlying Reference Index meeting or exceeding the Coupon Barrier on each Observation Date. If the Underlying Reference Index falls below the Coupon Barrier on any Observation Date, the Fund will forfeit the coupon payment for that period. It is possible that the Underlying Reference Index may remain below the Coupon Barrier for extended periods, resulting in the Fund receiving few or no coupon payments under an Autocallable Contract. This could reduce the Fund’s income and adversely affect its overall return.

RISK BUFFER RISK. Each Autocallable Contract incorporates a protection payoff feature known as the Risk Buffer, which is intended to reduce the likelihood of downside losses. Movements of the Underlying Reference Index below the Risk Buffer prior to maturity do not, by themselves, result in principal loss. If an Autocallable Contract is not called prior to maturity and the Underlying Reference Index is at or above the Risk Buffer on the maturity date, the initial principal amount represented by the Autocallable Contract is fully protected. However, if the Underlying Reference Index falls below the Risk Buffer at maturity, the Fund will incur a principal loss with respect to the Autocallable Contract equal to the negative performance of the Underlying Reference Index (measured from its initial value to its final value on the maturity date) beyond the Risk Buffer multiplied by the Gearing Factor. This means the Fund is exposed to any decline in the Underlying Reference Index below the Risk Buffer at maturity on a two-to-one basis and could lose up to the entire initial notional amount with respect to the Autocallable Contract in addition to any forfeited coupon payments. While the laddered portfolio of Autocallable Contracts diversifies across multiple inception dates and staggered maturity dates, a prolonged and severe market decline could cause multiple Autocallable Contracts in the portfolio to mature with the Underlying Reference Index below their respective Risk Buffer levels. In such a scenario, the application of the Gearing Factor would result in significant losses to the Fund.

Accordingly, it is also possible that a shareholder may lose its entire investment in the Fund notwithstanding the downside protection intended to be provided by the Autocallable Contracts and the risk mitigation intended to be provided by the laddered portfolio.

GEARING FACTOR RISK. If an Autocallable Contract is not called prior to maturity and the Underlying Reference Index is below the Risk Buffer on the maturity date, losses in excess of the Risk Buffer will be multiplied by the Gearing Factor. As a result, while the losses in settlement value will be less than the decline in the Underlying Reference Index (except in the case of a full loss in settlement value), the application of the Gearing Factor will result in losses that are greater than the percentage decline of the Underlying Reference Index below the Risk Buffer. The application of the Gearing Factor could reduce the settlement value of an individual Autocallable Contract to zero, although the settlement value of an individual Autocallable Contract cannot be less than zero. Because the Fund obtains exposure to a laddered portfolio of Autocallable Contracts through the Autocallable Index, a prolonged or severe decline in the Underlying Reference Index could cause losses across multiple Autocallable Contracts, which could result in significant losses to the Fund.

LADDERED AUTOCALLABLE CONTRACT RISK. The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, and multiple Autocallable Contracts may experience losses simultaneously and/or the frequent entry mechanism may result in suboptimal entry points during rapidly changing markets.

LIMITATION ON UPSIDE GAIN RISK. The Fund’s investment strategy involves exposure to synthetic Autocallable Contracts, which are designed to be automatically called if the value of the Underlying Reference Index exceeds the Autocallable Barrier on a scheduled Observation Date occurring after the Non-Callable Period. When an Autocallable Contract is called, the Fund will receive the value of the contract and payment on the coupon for that Observation Date. All remaining coupon payments will be cancelled, and the Fund will forego any further value based on coupon payments for the Autocallable Contract. As a result, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Observation Date on which the Autocallable Contract is autocalled, if applicable. This structure may cause the Fund to significantly underperform the Underlying Reference Index during periods of substantial appreciation. The Fund’s NAV may therefore lag the performance of the Underlying Reference Index, particularly in rising markets.

CASH TRANSACTIONS RISK. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

CORRELATION RISK. The Fund’s returns are not expected to correlate to the returns of the Autocallable Index, the Autocallable Contracts or the Underlying Reference Index. The Fund gains exposure to the Autocallable Index through swap agreements rather than direct investment in the underlying components of the Autocallable Index. As a result, the Fund’s return may not match the expected returns of the Autocallable Contracts or the Underlying Reference Index for a number of reasons, including: (i) transaction costs, fees, and operational constraints associated with both the swap agreements and the underlying Autocallable Contracts; (ii) the Fund’s portfolio may not perform as expected under certain market conditions; and (iii) the Fund’s performance may substantially deviate from investor expectations of how the portfolio should perform in various market conditions. Additionally, the Fund’s return may not match the return of the Autocallable Index due to operating expenses, transaction costs, cash management practices, and differences in calculation methodologies. These factors may cause the Fund’s return to underperform the return of the Autocallable Index, the Autocallable Contracts, or the Underlying Reference Index.

COSTS OF BUYING AND SELLING FUND SHARES RISK. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEBT SECURITIES RISK. The Fund will invest in various types of debt securities, which may be used for collateral for the Fund’s derivative instruments, including swap agreements, and may be used to generate additional income. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

SWAP AGREEMENTS RISK. The Fund may utilize swap agreements to derive its exposure to shares of the underlying reference asset. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference asset does not perform as anticipated. In addition, many swap agreements trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SWAP COUNTERPARTY RISK. The Fund is subject to counterparty risk by virtue of its investments in derivative instruments, including swap agreements. The Fund’s exposure to the Autocallable Index is obtained entirely through swap agreements with one or more counterparties. The Fund expects to obtain exposure to the Autocallable Index through swap agreements with a limited number of counterparties and will likely enter into swap agreements related to the Autocallable Index with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a counterparty’s ability to perform under the derivative instruments could significantly impact Fund performance. The Fund may have substantial exposure to a single counterparty, further magnifying this risk. Certain counterparties may be considered systemically important financial institutions and any deterioration in their financial condition could heighten counterparty risk. Furthermore, there can be no guarantee that there will be any swap counterparty willing or able to enter into a total return swap with the Fund. If the Fund is unable to enter into total return swaps because it cannot identify a willing swap counterparty, the Adviser will be unable to implement the Fund’s investment strategy and the Fund may fail to achieve its investment objective.

BOX SPREAD RISK. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

DISTRIBUTION RISK. As part of the Fund’s investment objectives, the Fund seeks to provide current income. There is no assurance that the Fund will make a distribution at any given time. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

EQUITY SECURITIES RISK. The Fund’s exposure to the Underlying Reference Index indirectly subjects it to risks associated with equity markets. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

HIGH PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

INDEX RISK. The Underlying Reference Index utilizes a volatility targeting approach, which may not function as intended under all market conditions. For example, the Underlying Reference Index may decrease its equity exposure during periods that later experience strong equity returns, thereby limiting upside participation. The Underlying Reference Index relies on trailing, historical realized volatility to set its exposure for the following day, and such reliance on historical volatility may not accurately predict future volatility or market conditions. Additionally, the Underlying Reference Index's rebalancing schedule may not be sufficiently responsive to sudden market shifts. The notional financing cost (SOFR plus a spread of 0.5% per annum), annual deduction factor (4% per annum) and transaction cost (0.01%) embedded in the Underlying Reference Index, can further reduce returns, particularly in environments where equity returns are modest. The Fund’s use of derivatives linked to the Underlying Reference Index, and therefore the Underlying Equity Index, may also result in performance that lags the Underlying Reference Index for several reasons, such as: (i) derivatives may not track the Underlying Reference Index precisely and may underperform due to transaction costs, fees, or pricing differences; (ii) the Fund may encounter challenges in securing counterparties willing to enter into derivative contracts based on the Underlying Reference Index, or may only do so at unfavorable terms; and (iii) errors in the Underlying Reference Index's methodology or inaccuracies in reporting by the Underlying Reference Index's sponsor could impact performance.

There is no assurance that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be maintained indefinitely, or that the Fund will always be able to use these indices to pursue its investment strategies. If the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index is discontinued, becomes unavailable, or if the Adviser or the Fund’s Board of Trustees determines that cost-effective synthetic exposure to the indices is no longer feasible, the Fund may substitute a different index at its discretion and without prior notice to shareholders. Any replacement index may not perform similarly to the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, and the inability to access the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index could negatively impact the Fund’s ability to achieve its investment objective.

INDEX PROVIDER RISK. There is no assurance that the Index Provider for the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, or any agents that act on their behalf, will compile the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index accurately, or that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index accurately. Therefore, losses or costs associated with the Index Provider or agent errors generally will be borne by the Fund and its shareholders. Errors with respect to the quality, accuracy and completeness of the data used to compile the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index is less commonly used as a benchmark by funds or advisers. The Index Provider and its agents rely on various sources of information to assess the criteria of the Autocallable Contracts included in the Autocallable Index and the underlying constituents of the Underlying Reference Index and the Underlying Equity Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the calculation methodology or sources of information will provide an accurate assessment of included constituents. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a constituent or undertake other measures which could cause the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index to vary from its normal or expected composition.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

LIQUIDITY RISK. Some investments held by the Fund, including swap agreements, may be difficult to sell or be illiquid, particularly during times of market turmoil. In particular, there is expected to be no secondary market for the swap agreements entered into with the swap counterparty, and the only source of liquidity for such instruments is anticipated to be the swap counterparty. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

market maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund Share price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Fund Shares.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

MONEY MARKET/SHORT-TERM SECURITIES RISK. To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

NEW FUND RISK. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

NON-CORRELATION RISK. The Fund's return may not match the return of the Autocallable Index. The Fund incurs operating expenses not applicable to the Autocallable Index, including the cost of investing in swap agreements, and these expenses, together with transaction costs and cash management practices, will reduce the Fund's return relative to the Autocallable Index over time. As a result, the Fund's return may underperform the return of the Autocallable Index.

NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund obtains exposure to the Autocallable Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Autocallable Index is no longer calculated, the Autocallable Index license is terminated or the identity or character of the Autocallable Index is materially changed, the Fund will seek to engage a replacement index.

PREMIUM/DISCOUNT RISK. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund Shares will approximate the Fund’s NAV, there may be times when the market price of Fund Shares is more than the NAV intraday (premium) or less than the NAV intraday (discount) due to supply and demand of Fund Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

SPECIAL TAX RISK. The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) in each taxable year, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its portfolio holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify as a RIC if the failure is for reasonable cause, or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Additionally, the authority with regard to swap agreements entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swap agreements held by the Fund reference securities that the income on the swap agreements are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swap agreements so that neither the exposure to the issuer of the referenced security nor the exposure to any one counterparty of the swap agreements will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter of a taxable year.

TRADING ISSUES RISK. Although Fund Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund’s portfolio consists of swap agreements that provide exposure to an index comprised of synthetic autocallable contracts, which are priced using a valuation model utilized by the Index Provider. The value of the swap agreements may differ from the published index value due to factors such as transaction costs, counterparty pricing methodologies, or timing differences. As a result, the redemption value of the swap agreements may not precisely match the index value, which could affect the Fund’s NAV. The complex nature of autocallable structures may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for certain holdings of the Fund, the ability of the Fund to value such holdings may become more difficult. Therefore, the Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

VOLATILITY RISK. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities or financial instruments that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.rexshares.com/dacl and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: REX Advisers, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Matthew Pelletier and Matthew Holcomb. Each has served as a portfolio manager since the Fund’s inception in 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.rexshares.com/dacl.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.rexshares.com/dacl.

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